THRIVENT VARIABLE ANNUITY ACCOUNT I

Supplement to Prospectus dated April 30, 2014

Regarding

Guaranteed Lifetime Withdrawal Benefit (GLWB)

Please include this Supplement with your Prospectus

1.	Footnote number 6 in Notes to Fee and Expense Tables on page 8 is replaced with the following, effective July 24, 2014:

6 The amount shown is based on the guaranteed maximum charge for the GLWB Rider. The current charge is as follows: 1.25%, 1.25%, and 0.75% for the Moderately Aggressive, Moderate and Moderately Conservative Allocations, respectively.

2.	The seventh and eight sentences of the Variable Investment Options and the Subaccounts provision on page 12 are replaced with the following two sentences.

With the Guaranteed Lifetime Withdrawal Benefit, you are limited in your investment options to the Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount), the Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount), and the Thrivent Moderately Conservative Allocation Subaccount. For Contracts purchased on or after July 24, 2014, the only investment option available is the Thrivent Moderately Conservative Allocation Subaccount.

3.	The sixth and seventh sentences and corresponding bullet points of the GLWB Waiting Period provision on page 24 are replaced by the following three sentences and corresponding bullet points.

For GLWB Riders added on or after July 24, 2014, you must allocate all of your Accumulated Value to the following investment option:

•	Thrivent Moderately Conservative Allocation Subaccount.

For GLWB Riders added on or after January 16, 2014 and on or before July 23, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:

•	Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or

•	Thrivent Moderately Conservative Allocation Subaccount.

If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:

•	Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or

•	Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or

•	Thrivent Moderately Conservative Allocation Subaccount

4.	The first chart shown under the GLWB Risk Charge provision on page 41 of the prospectus is replaced as follows, effective July 24, 2014:

Chosen Subaccount	Current Annual GLWB Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge
Thrivent Moderately Aggressive Allocation Subaccount (only available if premiums were elected to be allocated on or before January 15, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%
Thrivent Moderate Allocation Subaccount (only available if premiums were elected to be allocated on or before July 23, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%

Thrivent Moderately Conservative Allocation Subaccount	0.75%	1.25%

The date of this Supplement is June 27, 2014.

Please include this Supplement with your Prospectus

Thrivent Financial

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

800-847-4836

28463